Ex-99.23(p)(6)
                                 CODE OF ETHICS

                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                JNL SERIES TRUST
                           JNL INVESTORS SERIES TRUST
                              JNL VARIABLE FUND LLC
                            JNLNY VARIABLE FUND I LLC


Introduction - Establishment & Purpose of the Code of Ethics

The Board of Managers of JNAM (alternatively, Adviser), an investment adviser registered with the SEC, and Funds' Board have adopted and approved this Code of Ethics ("Code") in accordance with the provisions of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act.

While the Adviser is the investment adviser to the Funds, certain non-affiliated sub-advisers conduct the day-to-day management of the Funds. Pursuant to the sub-advisers' respective "Sub-Advisory Agreements" with the Adviser, the sub-advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. The Adviser, pursuant to exemptive relief granted by the SEC, is a "Manager of Managers," and monitors and reviews the performance of the sub-advisers and the Funds. The Adviser does not make individual investment decisions on behalf of the Funds. The Adviser does not have a portfolio management department and does not operate a trading desk. The Adviser provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services. The Funds underlie certain variable products sponsored by Jackson National Life Insurance Company, and are primarily sold to the separate accounts of those variable products. The Funds are also sold to participants in certain "Qualified Retirement Plans."

The Funds and its Adviser hold all of their respective employees to a high standard of integrity and business practices. In serving their clients, the Funds and its Adviser (collectively, "Fund Companies") strive to avoid conflicts of interest or the appearance of conflicts of interest in connection with transactions in securities for their employees and for the Funds or any of its portfolios.

Jackson National Life Distributors, Inc. (alternatively, Distributor) has its own Code of Ethics that has been approved by the Funds' Board. The Adviser's Chief Compliance Officer (or his/her designee) will consult with the
Distributor's Chief Compliance Officer (or his/her designee) as to the identification of the Distributor's Access persons (if any).

While affirming their confidence in the integrity and good faith of all of their employees, managers, officers, trustees, and directors, the Funds recognize that the knowledge of, and/or access to, current or future Fund portfolio transactions, holdings or valuations could, in certain instances, place such individuals, if they engage in personal transactions in "Securities" (as defined herein), in a position where their personal interests actually conflict or may conflict with the interests of the Funds.

In view of the foregoing, and of the provisions of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act, the Funds and its Adviser have determined to adopt this Code applicable to the Funds and the Adviser, and certain of their personnel (and as applicable, certain personnel of the Distributor) to specify and prohibit certain types of transactions deemed to create conflicts of interest (or at least the potential for or the appearance of such a conflict) and to establish internal reporting requirements and enforcement procedures. If any officer, director, trustee, manager, or employee of any of the Fund Companies is unsure, or has questions or concerns, about engaging in a particular course of action or certain conduct or activities that are, or may be, covered by this Code, such person should consult the Chief Compliance Officer (or his/her designee) prior to engaging in such course of action, conduct or activities.

Section 1 - Definitions

(a) "Supervised Persons" include:

     (i) Directors, officers, trustees, and managers of the Funds and the Adviser (and as applicable, the Distributor), or other persons occupying a similar status or performing similar functions;

     (ii) Employees of the Funds and the Adviser (and as applicable, the Distributor); and

     (iii) Any other person who provides advice on behalf of the Adviser and is subject to the Adviser's supervision and "Control" (as Control is defined hereinafter).

(b) "Access Persons" include:

     (i) Any trustee or manager of the Funds, and any officer or manager of the Funds and the Adviser;

     (ii) Any Supervised Person of the Adviser who: (A) has access to nonpublic information regarding the Funds purchase or sale of securities, or nonpublic information regarding the portfolio holdings of the Funds; or (B) is involved in making securities recommendations to the Funds, or has access to such recommendations that are nonpublic; and/or

     (iii) Any director, officer or employee of the Distributor who in the ordinary course of business, makes, participates in or obtains information regarding, the purchase or sale of a Security by any Fund, or whose functions or duties, in the ordinary course of business provide access to nonpublic information regarding portfolio holdings of the Funds; and/or

     Note: A person does not become an Access Person simply by virtue of customarily assisting in the preparation of public reports, or receiving public reports, but not receiving information about current or prospective fund/portfolio recommendations, trading, transactions, or holdings. The Chief Compliance Officer (or his/her designee) shall determine those persons who are Access Persons of the Funds, its Adviser, and the Distributor, and the requisite reporting requirements.

     Note: For further information related to Supervised Persons and Access Person, please see Exhibit H attached hereto.

(c) A "Security held or to be acquired" by a Fund means any Security which, within the most recent fifteen (15) days: (i) is or has been held by the any Fund; or (ii) is being or has been considered by such Fund for purchase.

(d) "Beneficial Ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, includes accounts of a spouse, minor children, and any other relatives (parents, adult children, brothers, sisters, etc.) who reside in an Access Person's home. Beneficial Ownership shall also include those persons whose investments the Access Person directs or Controls, whether the person lives with the Access Person or not, as well as, accounts of another person (individual, partner, corporation, trust, custodian, or other entity) if by reason of any contract, understanding, relationship, agreement or other arrangement the Access Person obtains or may obtain therefrom a direct or indirect pecuniary interest. A person does not derive a direct or indirect pecuniary interest by virtue of serving as a trustee or executor unless he/she or a member of his/her immediate family has a vested interest in the income or corpus of the trust or estate.

Note: An Access Person will be deemed to have Beneficial Ownership of an account(s), based on the foregoing definition, and such account(s) will be subject to the reporting requirements set forth herein, and may be subject to the pre-clearance requirements set forth herein.

(e) "Chief Compliance Officer" means the Chief Compliance Officer of the Funds and the Adviser.

(f)  "Compliance   Program  and  Manual"  means  the  compliance   policies  and
procedures, and other materials, for the Funds and the Adviser (accessible online via JNAM's internal intranet site).

(g) "Control" means the power to exercise a controlling influence over the management or policies of the Funds, unless such power is solely the result of an official position with the Funds.

(h) "Disinterested Person" means a trustee or manager of the Funds who is not an "interested person" of the Funds, within the meaning of Section 2(a)(19) of the 1940 Act.

(i) "Purchase or sale of a Security" includes, inter alia, the writing of an option to purchase or sell a Security.

(j) "Security" shall have the meaning set forth in Section 2(a)(36) of the 1940 Act or Section 202(a)(18) of the Advisers Act.

(k) A Security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

(l) "Personal Investment Transaction" means a transaction by an Access Person for the direct or indirect purchase or sale of a Security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

(m) A "Limited Offering" or "Private Placement" means an offering that is exempt from registration pursuant to Section 4(2) or Section 4(6) or pursuant to Rules 504, 505 or 506 under Regulation D of the Securities Act of 1933, as amended.

(n) "Automatic Investment Plan" means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An Automatic Investment Plan includes a dividend reinvestment plan.

(o) "Reportable Fund" means an investment company (mutual fund) advised by the Adviser, and includes certain investment companies that are part of the Adviser's "Qualified Retirement Plan."

(p) "JNL Fund" means a retail mutual fund (investment company) offered for sale to the general public, including Access Persons. A JNL Fund is a Reportable Fund. A JNL Fund is not offered through the JNL variable products.

Section 2--Statement of General Fiduciary Principles and General Prohibitions

(a) Fiduciary Duty to Shareholders. In recognition of the trust and confidence placed in the Fund Companies by the Funds and its Shareholders,(1) and to give effect to the Fund Companies' shared belief that their operations should be directed to the benefit of the Funds' Shareholders (consistent with the "Governance" section of the Compliance Program & Manual), the Fund Companies establish the following general principles to guide the actions of their trustees, managers, directors, officers and employees:

     (i) The interests of the Funds and its Shareholders are paramount, and all of the Fund Companies' personnel must conduct themselves and their operations to give effect to this tenet by placing the interests of the Funds' Shareholders before their own corporate or individual interests.

     (ii) All personal transactions in securities by the Fund Companies' personnel must be accomplished so as to avoid even a potential conflict of interest on the part of such personnel with the interests of the Funds and its Shareholders.

     (iii) All of the Fund Companies' personnel must avoid actions or activities that allow (or appear to allow) a person to profit or benefit from his or her position with respect to the Funds, or that otherwise bring into question such person's independence and/or judgment.

     (iv) Information concerning the identity of security, fund, or portfolio holdings and related investment and financial information of the Funds or any of its portfolios is highly confidential, and all of the Fund Companies' personnel must treat such information accordingly and not disclose such information to any third party external to the Fund Companies except pursuant to a duly authorized and appropriately protective written agreement.

     (v) All Fund Companies' personnel are prohibited from taking personal advantage of their knowledge of recent or impending securities activities of the Funds, its Adviser or any of its sub-advisers.

     (vi)  All  of  the  Fund   Companies'   personnel   must  carry  out  their
     responsibilities with respect to the Funds in compliance with the Federal Securities Laws.(2)

(b) Any non-compliance with or violation of the general fiduciary principles and/or general prohibitions (set forth herein) may result in the imposition of sanctions upon such Supervised Person pursuant to Section 6 herein. In addition to the specific prohibitions contained in this Code, each Supervised Person and Access Person is subject to a general requirement not to engage in any act or practice that would defraud the Funds and/or its Shareholders.

Note: This Code does not attempt to identify all possible conflicts of interests and literal compliance with each of the specific procedures will not shield a Supervised Person or an Access Person from liability for personal trading or other conduct that violates the fiduciary duty owed to the Funds and its Shareholders.

Section 3--Prohibitions & Limitations on Personal Securities Transactions

(a) Maintain Confidentiality. It is a policy of the Funds that information with respect to prospective or current portfolio transactions of any Fund shall be kept confidential. No Access Person shall take personal advantage of any information concerning prospective or actual portfolio transactions in any manner that might prove detrimental to the interests of the Funds.

(b) No Personal Investment Transactions Based on an Access Person's Position with the Adviser and the Funds. No Access Person shall use such person's position to gain personal benefit through work relationships. No such Access Person shall attempt to cause any Fund to purchase, sell or hold a particular security when that action may reasonably be expected to create a personal benefit to the Access Person. An Access Person shall not contact a sub-adviser to gain non-public information related to the Funds': intra-day portfolio holdings; intra-day Securities transactions; and/or proposed Securities transactions, to facilitate a Personal Investment Transaction. In addition, no Access Person shall use such person's position to gain personal knowledge of the
Funds': intra-day portfolio holdings; intra-day Securities transactions; and/or proposed Securities transactions to facilitate a Personal Investment Transaction.

(c) No Personal Investment Transactions Based on Inside Knowledge. No Access Person shall engage in a Personal Investment Transaction with respect to any Security which to his or her actual knowledge at the time of such transaction:

     (i) Is being considered for purchase or sale by any Fund; or

     (ii) Is the subject of a pending buy or sell order by any Fund.

(d) No Fraud or Manipulative Practices. No Access Person shall, in connection with the purchase or sale, directly or indirectly, by such person of a Security held or to be acquired by any Fund:

     (i) Employ any device, scheme or artifice to defraud such Fund;

     (ii) Make to such Fund any untrue statement of a material fact or omit to state to such Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

     (iii) Engage in act, practice, or course of business which operates or would operate as a fraud or deceit upon such Fund; and/or

     (iv) Engage in any manipulative practice with respect to such Fund.

(e) No Short-Term Trading. No Access Person shall engage in short-term trading which is the purchase and sale (or sale and purchase) of the same (or equivalent) Securities within a thirty (30) calendar days period, unless such trading: (i) is within one of the Exempt Transactions set forth in Section 4 herein; (ii) is in an option or future on a Securities index (index options and futures); or (iii) is approved by the Chief Compliance Officer (or his/her designee) pursuant to a written exception prior to the second portion of such short-term trade being initiated. Unless a written exception is obtained from the Chief Compliance Officer (or his/her designee), any profits realized on such short-term trading shall be disgorged, as determined by the Board of the Funds.

Note: Short-term trading in registered open-end investment companies (mutual funds) that are unaffiliated with the Funds or the Adviser, and are designed for such short-term trading is permitted under this Code, however,

(f) No Insider Trading. In accordance with the Adviser's Insider Trading Policies and Procedures, no Access Person shall directly or indirectly, purchase or sell securities or investments while in possession of "material non-public information" (sometimes referred to as "inside information"). Nor shall such Access Person disclose such information to any third party or furnish investment advice or information to any person or entity where such advice or information is based upon or influenced by, or furnished while in possession of, such material non-public or inside information. Any Access Person who has any questions concerning whether particular information received or obtained is "material, non-public" should refer to the Adviser's Insider Trading Policies and Procedures, and consult the Chief Compliance Officer (or his/her designee).

(g) No Options or Futures. No Access Person shall engage in any Personal Investment Transaction for the purchase or sale of any option or future on any individual Security, except that, an Access Person may engage in Personal Investment Transactions in options and futures on a Securities index (index options and futures).

(h) No Short-Selling. No Access Person shall engage in any Personal Investment Transaction involving the "short-selling" of any Security.

(i) Transactions in Prudential plc Securities. No Access Person shall engage in any Personal Investment Transaction involving Prudential plc Securities unless such transaction(s) is pre-cleared (see the Pre-Clearance requirements set forth herein). Prudential plc Securities currently trade as American Depository Receipts on the New York Stock Exchange (NYSE Ticker Symbol: PUK).

(j) Limits on Private Placements and Limited Offerings. No Access Person may directly or indirectly acquire beneficial ownership in any Securities in a Limited Offering or Private Placement without prior written approval from the Chief Compliance Officer (or his/her designee). In addition, No Access Person shall participate in any consideration of whether a Fund should invest in securities of an issuer in which such Access Person has invested through a Limited Offering or Private Placement without disclosing such investment of the Access Person to the other participants and the Chief Compliance Officer (or his/her designee). Under such circumstances, the decision by a Fund to purchase securities of the issuer shall be subject to the independent review by appropriate personnel of the Adviser, and appropriate sub-adviser, having no personal interest in the matter.

(k) Limits on Gifts. No Access Person shall accept or receive any gift or more than de minimis value (generally, $300, as set forth in the Employee Handbook) from any person or entity that does business with or on behalf of any of the Funds and the Adviser. The receipt of an occasional lunch, dinner, ticket to a sporting event, or other de minimis gift is acceptable.

(l) Limits on Serving as a Director. No Access Person shall serve on the board of directors of any publicly traded company, unless prior authorization therefor by the applicable Fund Companies' Board has been given, after a determination by such Fund Companies' Board that such service is consistent with the interests of the Funds and its shareholders. Where such approval is given, such Supervised Person is prohibited, during the period of such service, and for a six (6) month period thereafter from: (i) engaging in any communication regarding such company with any other Supervised Person; and (ii) causing any Fund with respect to which he/she has any daily or periodic responsibilities to purchase any security issued by such company.

(m) Limits on Initial Public Offerings. No Access Person shall engage in any Personal Investment Transaction for the acquisition of a Security in an initial public offering ("IPO"), unless prior written approval is obtained from the Chief Compliance Officer (or his/her designee).

(n) Montgomery Street Income Securities, Inc. No Access Person shall engage in any Personal Investment Transaction involving Montgomery Street Incomes Securities, Inc. unless such transaction(s) is pre-cleared (see the Pre-Clearance requirements set forth herein). Montgomery Street Incomes Securities, Inc. is a closed-end Fund that currently trades on the New York Stock Exchange (NYSE Ticker Symbol: MTS).

Section 4 - Compliance Procedures and Pre-Clearance Requirements

(a) Pre-Clearance of Personal Investment Transactions. Unless such proposed Personal Investment Transactions are exempt from the pre-clearance requirements of this Code, pursuant to Section 4(c) herein, no Access Person, except a Disinterested Person, shall engage in a Personal Investment Transaction unless such transaction has been submitted to, and approved in writing, by the Chief Compliance Officer (or his/her designee) in advance of the transaction. Prior to engaging in a Personal Investment Transaction, an Access Person must be aware that:

     (i) All requests for prior clearance must provide the information set forth on the standard "Request for Authorization of a Personal Investment Transaction" (otherwise know as the "Pre-Clearance Form"), a copy of such form is attached hereto as Exhibit A. Such requests shall generally be made in writing or by e-mail, although in special circumstances telephone requests may be made so long as the required information is provided.

     (ii) Prior clearance of a Securities transaction is effective for three (3) business days from and including the date clearance is granted.

     The Adviser shall retain a record of the approval of, and rationale supporting, any direct or indirect acquisition by an Access Person of a beneficial interest in such Securities.

(b) Considerations for Approval. The Chief Compliance Officer (or his/her designee) shall make all such approvals only after making a determination that:

     (i) The proposed transaction would not be inconsistent with this Code;

     (ii) That such purchase or sale would only be remotely potentially harmful to the Funds because it would be very unlikely to affect a highly institutional or liquid market, or that it would not be economically related to the Securities to be purchased, sold or held by any Fund; and

     (iii) That the Access Person does not have any personal knowledge of any of
     the   Funds':   intra-day   portfolio   holdings;    intra-day   Securities
     transactions; and/or proposed Securities transactions.

          In the case of a proposed Personal Investment Transaction for the acquisition by an Access Person of a Security in a Limited Offering or Private Placement, the Chief Compliance Officer (or his/her designee) shall confer with appropriate senior officers of the Adviser and/or sub-adviser to determine whether such investment opportunity should be reserved for the Funds, as applicable; and the Chief Compliance Officer (or his/her designee) shall not approve such transaction if it appears to him/her, after appropriate inquiry, that:

     (iv) The opportunity should be reserved for the Funds; or

     (v) Such opportunity has been offered to the Access Person by virtue of his/her position with the Fund Companies.

(c) Transactions Exempt From Pre-Clearance Requirements. The following Personal Investment Transactions are exempt from the pre-clearance requirements:

     (i) Purchases or sales effected in any account over which the Access person has no direct or indirect influence or control;

     (ii) Purchases or sales of Securities which are non-volitional on the part of either the Access person or any Fund, as applicable;

     (iii) Automatic Investment Plans, however, any transaction that overrides the pre-set schedule or allocations of such Automatic Investment Plan may require pre-clearance and may be included in a Quarterly Transaction Report;

     (iv) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

     (v) Purchases or sales of Securities which at the time of such purchase or sale, are included in a JNL Fund, which has as its investment objective, the replication of an index of Securities. In addition, purchases and sales in options and futures on a Securities index (index options and futures);

     (vi) Purchases or sales of exchange traded funds (ETFs) and closed-end funds;

     (vii) Transactions by a Disinterested Person of the Funds who have no actual knowledge of any Fund's trading activities, unless such Disinterested Person, at the time of that transaction, knew or, in the ordinary course of fulfilling his/her official duties as a trustee or manager of the Funds, should have known that, during the fifteen (15) day period immediately preceding or after the date of the transaction, that such Security was purchased or sold by any Fund or was being considered by the such Fund or its sub-adviser for purchase or sale by such Fund; and

     (viii) Purchases or sales of a JNL Fund.

(d) Other Requirements. The Chief Compliance Officer (or his/her designee) shall formulate and implement such additional, necessary procedures to carry out the provisions of this Code, including the adoption of appropriate questionnaires and reporting forms reasonably designed to provide sufficient information to determine whether any provisions of this Code are violated. Such procedures shall include procedures reasonably necessary to monitor the Securities trading activities of Access Persons after approval of Personal Investment Transactions pursuant to Section 4 herein. The Chief Compliance Officer (or his/her designee) shall prepare a quarterly and annual report to the Board of the Funds:

     (i) Summarizing the existing procedures concerning personal investing by Access Persons, including any changes made to such procedures during the period covered by the report;

     (ii) Identifying any violations requiring significant remedial action during such period (this particular item will be reported to the Board of the Funds on a quarterly basis);

     (iii) Identifying any recommended changes in existing procedures based upon the Funds' experience under this Code, evolving industry practices, or developments in applicable laws or regulations; and

     (iv) Certifying that the Funds and its Adviser have established procedures reasonably necessary to prevent Access persons from violating this Code.

(e) Reporting Violations. Any person becoming aware of a violation or an apparent violation of this Code of Ethics shall promptly report such matter to the Chief Compliance Officer (or his/her designee) of the Funds and its Adviser.

Section 5 - Reporting Requirements of Access Persons

(a) Approval for the Establishment of a Brokerage Account. Every Access Person must receive approval from the Chief Compliance Officer (or his/her designee) when opening a personal brokerage account. Upon opening any such personal brokerage account at a broker-dealer, bank, or other financial institution, the Access Person shall:

     (i) Immediately notify the Chief Compliance Officer (or his/her designee) of the intent to open such personal brokerage account;

     (ii) Complete and submit a "Personal Account Disclosure Form" as set forth in Exhibit B, attached hereto, and an "Initial Holdings Report," as set forth in Exhibits C, attached hereto; and

     (iii) Direct each broker-dealer, bank, or other financial institution through whom such Access Person engages in any Personal Investment Transaction to supply the Chief Compliance Officer (or his/her designee) with duplicate copies of: (A) all confirmations of such transactions; and
     (B) periodic statements of all securities accounts. (See Exhibit I for a sample letter directing the broker-dealer, bank, or other financial institution to send duplicate copies of: all confirmations, and periodic statements of all securities accounts to the Chief Compliance Officer or his/her designee.)

(b) Initial Holdings Report. When a director, manager, officer, or employee the Fund Companies is designated an Access Person, such newly designated Access Person shall complete and submit to the Chief Compliance Officer (or his/her designee) a "Personal Account Disclosure Form" attached hereto as Exhibit B, and an Initial Holdings Report, attached hereto as Exhibit C, within ten (10) days of being designated an Access Person. The information contained in the Initial Holdings Report must be current as of a date no more than forty-five (45) days before the report is submitted, and shall include the following information:

     (i) The title and type, exchange ticker symbol (or CUSIP number), number of shares and principal amount of each Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

     (ii) The name of any broker-dealer, bank, or other financial institution with whom the Access Person maintained an account in which any Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

     (iii) The date on which the report is submitted by the Access Person.

(c) Quarterly Transaction Reports. Every Access Person shall complete, sign and submit a "Quarterly Transaction Report," attached hereto as Exhibit D, to the Chief Compliance Officer (or his/her designee) --------- which discloses information with respect to transactions in any Security in which such Access Person has, or by reason of such transaction, acquires, any direct or indirect beneficial ownership in the Security. The Quarterly Transaction Report shall be submitted no later than thirty (30) days after the end of each calendar quarter, whether or not the Access Person opened any account or engaged in any transactions for the quarter. For any transaction in a Security during the quarter in which the Access Person had any direct or indirect beneficial ownership, the Quarterly Transaction Report shall contain the following information:

     (i) The date of the transaction, the title and type, exchange ticker symbol (or CUSIP number), interest rate and maturity date (if applicable), the number of shares and the principal amount of the Security involved;

     (ii) The nature of the transaction, i.e., purchase, sale or any other type of acquisition or disposition;

     (iii) The price at which the transaction was effected;

     (iv) The name of the broker-dealer, bank, or other financial institution with or through whom the transaction was effected; and

     (v) The date that the report is submitted by the Access Person.

          Note: In lieu of the report provided as Exhibit D, the Access Person may provide copies of monthly or quarterly brokerage statements reflecting equivalent information, provided the reporting person dates and signs each such statement.

          Note: At Calendar year-end the Annual Holdings Report (set forth herein) may serve as the Quarterly Transaction Report, provided the Annual Holdings Report contains such information and/or statements as Quarterly Transaction Report.

(d) Annual Holdings Reports. Every Access Person shall complete, sign and submit to the Chief Compliance Officer (or his/her designee) an "Annual Holdings Report," attached hereto as Exhibit E, no later than thirty (30) days following the end of the calendar year. The information contained in the Annual Holdings Report must be current as of a date no more than thirty (30) days before the report is submitted. The Annual Holdings Report shall contain the following information:

     (i) The title and type, exchange ticker symbol or CUSIP number (as applicable), number of shares and principal amount of each Security in which the Access Person has any direct or indirect beneficial interest;

     (ii) The name of any broker, dealer or bank with whom the Access Person maintained an account in which any Securities were held for the benefit of the Access Person as of the date when that person became an Access Person; and

     (iii) The date when the Access Person submitted the report.

          Note: In lieu of the report provided as Exhibit E, the Access Person may provide copies of year-end brokerage statements reflecting equivalent information, provided the reporting person dates and signs each such statement.

          Note: At Calendar year-end the Annual Holdings Report (set forth herein) may serve as the Quarterly Transaction Report, provided the Annual Holdings Report contains such information and/or statements as Quarterly Transaction Report.

(e)  Annual  Certification.   Each  Access  person  shall  complete  an  "Annual
Certification," attached hereto as Exhibit F, certifying, in writing, that such Access person:

     (i) Has read and understands this Code;

     (ii) Recognizes that he or she is subject thereto;

     (iii) Has complied with all requirements thereof; and

     (iv) Has disclosed or reported all Personal Investment Transactions and Securities holdings required to be disclosed or reported pursuant to the requirements herein.

          Note: Any such reports may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Security to which the report relates.

(f) Reportable Funds and the Qualified Retirement Plan. Participation in the JNL "Qualified Retirement Plan," and corresponding investments in the Reportable Funds, requires the Adviser to monitor and review each Access Person's investments in the Qualified Retirement Plan. Currently, the "JNL Human Resources Department" and the Qualified Retirement Plan Administrator provide the Adviser and the Chief Compliance Officer (or his/her designee) with reports related to an Access Person's participation in the Qualified Retirement Plan. Therefore, an Access Person does not have to complete the: Personal Account Disclosure --- Form; Initial Holdings Report; Quarterly Transaction Report; and the Annual Holdings Report related to participation in the Qualified Retirement Plan.

Note: The Chief Compliance Officer (or his/her designee) shall monitor an Access Person's transactions in the Qualified Retirement Plan, and depending upon the trading practices of the Access Person in the Qualified Retirement Plan, may require pre-clearance for future transactions.

(g) Access Person and Exceptions from Reporting Requirements. An Access Person is not required to make any report with respect to the following Securities:

     (i) Shares of registered open-end investment companies (mutual funds) that are unaffiliated with the Funds or the Adviser (Note: transactions in the JNL Funds are Reportable Fund transactions and must be reported);

     (ii) Shares of money market funds or money market instruments as may be designated by the Board;

     (iii) Shares or units of any unit investment trust that is invested exclusively in one or more open-end investment companies (i.e., variable products investing in mutual funds) that are unaffiliated with the Funds or its Adviser;

     (iv) Direct obligations of the Government of the United States;

     (v) Bankers'  acceptances,  bank certificates of deposit,  commercial paper
     and  high  quality  short-term  debt  instruments,   including   repurchase
     agreements;

     (vi) Those securities transactions effected for any account over which such Access Person does not have any direct or indirect influence; and

     (vii) Those Securities transactions effected pursuant to an Automatic Investment Plan, however, any transaction that overrides the pre-set schedule or allocations of such Automatic Investment Plan may require pre-clearance and may be included in a Quarterly Transaction Report.

          Note: Please consult Exhibit G, attached hereto, for an overview of pre-clearance and reporting requirements.

(h) Disinterested Persons and Exceptions from Reporting Requirements. Generally (unless as set forth herein), a Disinterested Person does not nee approval to open a brokerage account and does not need to pre-clear and report Securities transactions, and therefore, a Disinterested Person need not submit:

     (i) A Personal Account Disclosure Form;

     (ii) An Initial Holdings Report;

     (iii) An Annual Holdings Reports;

     (iv) An Annual Certification; and/or

     (v) A Quarterly Transaction Report, unless the Disinterested Person, at the time of that transaction, knew or, in the ordinary course of fulfilling his or her official duties as a trustee or manager of the Funds, should have known that, during the fifteen (15) day period immediately preceding or after the date of the transaction, such Security was purchased or sold by any Fund or was being considered by the such Fund or the Adviser for purchase or sale by such Fund. The Chief Compliance Officer (or his/her designee) may then require the Disinterested Person to complete and submit all of the foregoing forms and reports.

(i) Notification of Reporting Obligations. The Chief Compliance Officer (or his/her designee) will identify all Access Persons of the Fund Companies who are required to make reports under this Code and inform such persons of their reporting obligations.

(j) Chief Compliance Officer. The President of the Adviser, the Chief Financial Officer of the Adviser, or a person designated by the Chief Compliance Officer, shall review the foregoing reports and forms, as well as, the Personal Investment Transactions of the Chief Compliance Officer.

Section 6 - Sanctions

The Board of the Funds shall review any violation or apparent violation of this Code of Ethics and may adopt and apply whatever sanctions it may determine appropriate in respect of such violation upon prior review and recommendation by the Chief Compliance Officer (or his/her designee).

Such sanctions or penalties may include, but are not limited to: a letter of censure, warnings, fines, and/or suspension or termination of the employment of the violator.

Section 7 - Record Maintenance

(a) Records to be Maintained by the Adviser. The Funds and its Adviser shall, at its Adviser's place of business, maintain the following records for a period of five (5) years:

     (i) A copy of this Code of Ethics and any Code of Ethics adopted pursuant to Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act which within the past five (5) years has been in effect, shall be preserved in an easily accessible place;

     (ii) A record of any violation of this Code of Ethics, and of any action taken as a result of such violation, shall be preserved in an easily accessible place for a period of not less than five (5) years following the end of the fiscal year in which the violation occurs;

     (iii) Any records of written acknowledgments or receipt of the Code and any amendments or supplements thereto;

     (iv) A copy of each report made by an Access person pursuant to this Code of Ethics (including any brokerage confirmation and account statements made or furnished in lieu of such report) shall be preserved for a period of not less than five (5) years from the end of the fiscal year in which it is made, the first two (2) years in an easily accessible place;

     (v) A list of all persons who are, or within the past five (5) years have been, required to make reports pursuant to this Code of Ethics, or who are or were responsible for reviewing these reports, shall be maintained in an easily accessible place;

     (vi) A copy of such prior clearance procedure for securities transactions as the Chief Compliance Officer (or his/her designee) shall from time to time determine and any records of decisions approving Access persons' participation in IPOs or private placements; and

     (vii) Copies of all reports provided to the Board of the Funds concerning the Code, including a copy of each report required by Section 4(d) of this Code.

(b) Timeframe. The Adviser must maintain records of any decisions, and the reasons supporting the decision, to approve transactions or trading by Access Persons involving Securities under this Code, for at least five (5) years after the end of the fiscal year in which the approval is granted, the first two (2) years in an easily accessible location.

(c) Confidentiality. All reports of Securities transactions and any other information filed with the Funds or its Adviser pursuant to this Code shall be treated as confidential, except as regards appropriate examinations by representatives of the SEC.

Section 8 - Investment Advisers and Distributor

Personnel of any sub-adviser or distributor of the Funds who are "Access Persons" may, as an alternative to complying with the foregoing provisions of this Code, comply with the requirements of a code of ethics adopted pursuant to Rule 204A-1 of the Advisers Act and/or Rule 17j-1 under the 1940 Act by such sub-adviser or distributor; provided that:

(a) Such code of ethics meets the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1 under the 1940 Act and has been previously approved by the Board;

(b) Such code of ethics applies to the activities of the access person as they relate to the Funds;

(c) Such sub-adviser or distributor submits a report to the appropriate Board on a quarterly basis, which report shall (i) certify that the conditions of Section 8(a) and 8(b) herein have been met at all times during the period covered by the report; and (ii) either certify that no violation of such code of ethics by any such access person has occurred during the period covered by the report, or identify all such violations and describe all material information relating thereto. The report shall be accompanied by appropriate documentation; and

(d) Such sub-adviser or distributor shall, no less frequently than annually, furnish a written report to the Chief Compliance Officer (or his/her designee), that

     (i) Describes any issues arising under the sub-adviser's or distributor's code of ethics or procedures since the last report to the Board or Chief Compliance Officer (or his/her designee), of the Funds (as the case may be), including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to the material violations; and

     (ii) Certifies that such sub-adviser or distributor has adopted procedures reasonably necessary to prevent access persons from violating its code of ethics and to monitor such access persons' activities and conduct governed by its code of ethics.

                                    Exhibit A

                               Pre-Clearance Form
       ("Request for Authorization of a Personal Investment Transaction")
                  (To be completed prior to any personal trade)

Name: _________________________________________________________________________

Phone Ext: ____________________________________________________________________

Position: _____________________________________________________________________

Date of Proposed Transaction: _________________________________________________

Name of the issuer: ___________________________________________________________
Dollar Amount: ________________________________________________________________
Number of Securities: _________________________________________________________

Nature of Transaction (Buy or Sell)(3):________________________________________

Are you or a member of your immediate family an officer or director of the issuer of the Securities, or an affiliate(4) of the issuer? Yes No

If Yes, please describe: ______________________________________________________
----------------------------------------------------------------------------

Describe  the  nature  of  any  direct  or  indirect  professional  or  business
relationship   that  you  may  have  with  the   issuer   of  the   Security(5):
_______________________________________________
----------------------------------------------------------------------------

Are you aware of any material non-public information(6) regarding the Security or the issuers? Yes No

Do you have any personal knowledge, or have you had any personal knowledge, of the Funds': intra-day portfolio holdings, intra-day Securities transactions, or proposed Securities transactions? Yes No

Does this transaction involve a private placement? Yes No

Is the Security being purchased part of an Initial Public Offering? Yes No

Do you beneficially own 5% or more of the outstanding voting Securities of the issuer? Yes No

Are you aware of any facts regarding the proposed transaction, including the existence of any substantial economic relationship between the proposes transaction and Securities held or to be acquired by the Funds that may be relevant to a determination as to the existence of a potential conflict of interest?(7) Yes No

If Yes, please describe: ______________________________________________________
----------------------------------------------------------------------------

Signature: _____________________________

Date: __________________________________


-------------------------------------------------------------------------------

                 Approval or Denial of Personal Trading Request
               (To be completed by the Chief Compliance Officer or
                                his/her designee)

____ Approved. The proposed transaction appears to be consistent with the policies described in the Code of Ethics. Pre-Clearance is granted from and including:

____________________ through ______________________

____ Denied. The proposed transaction does not appear to be consistent with the policies described in the Code of Ethics and/or the conditions necessary for approval of the proposed transaction have not been satisfied. Pre-Clearance is denied.

Signature: _____________________________

Title: _________________________________

Date: __________________________________

                                    Exhibit B

                        Personal Account Disclosure Form

Instructions: Use this form if you are an individual that has been designated an "Access Person" pursuant to the Code of Ethics, have opened a new account, are closing an account, or are providing an annual certification. This form is also used to disclose the existence of any brokerage accounts of an Access Person, or accounts that the Access Person maintains investment discretion or in which the Access Person has a "Beneficial Ownership" interest. If you do not maintain any outside Personal Accounts, please specify "No" below and bear in mind that you are under a continuing duty to disclose any changes. Further, notice and approval is required in order to open an outside Securities brokerage account.

Part 1 - Type of Filing: (Check One Only) Newly Designated Access Person _____ New Account ____ Closing Account ------------------------- ----------------
_____ Annual Certification ____

Part 2 - Statement on Insider Trading: (TO BE COMPLETED BY ALL ACCESS PERSONS) I certify that I have not purchased or sold Securities, nor recommended the purchase or sale of Securities, based on information not generally available to the public; and further, that I have not disclosed any material, non-public information to persons not authorized to received such information. I certify that I will not engage in such activities while employed by the Fund Companies. (Initial Here to Certify Compliance): ______

Part 3 - Statement of Accounts/Holdings: (TO BE COMPLETED BY ALL ACCESS PERSONS) ---------------------------------------- Yes No I have Securities or commodities accounts that must be disclosed in accordance with the Code of Ethics. If yes, you must complete Part 4, below, ___ ___ however, you do not need to provide the information for annual certification purposes.

Part 4 - Securities and Commodities Accounts Maintained: For disclosure by a new employee designated an Access Person, list all accounts required to be disclosed pursuant to the Code of Ethics. For "new account" or "annual report" disclosure list only the Personal Account(s) not previously disclosed. For any of these filings, Access Persons must instruct the institution(s) holding the Personal Account(s) to send duplicate confirmations and periodic statements of activity to the Chief Compliance Officer (or his/her designee) for all personal account(s) listed. For "closing account" disclosure, list only the personal account (s) being closed.

======================================== ======================== ================ =================================================
       EXACT NAME OF ACCOUNT              NAME OF BROKERAGE FIRM   ACCOUNT NUMBER         ACCESS PERSON'S RELATIONSHIP TO ACCOUNT:
----------------------------------------
(AS IT APPEARS ON ACCOUNT STATEMENT)
---------------------------------------- ------------------------ ---------------- ------------------------------------------------
---------------------------------------- ------------------------ ---------------- ----- ------------- ------------ ---------------
                                                                                    Self        Spouse        Child  Other (State):
---------------------------------------- ------------------------ ---------------- ----- ------------- ------------ ---------------
---------------------------------------- ------------------------ ---------------- ----- ------------- ------------ ---------------


---------------------------------------- ------------------------ ---------------- ----- ------------- ------------ ---------------
---------------------------------------- ------------------------ ---------------- ----- ------------- ------------ ---------------


---------------------------------------- ------------------------ ---------------- ----- ------------- ------------ ---------------
---------------------------------------- ------------------------ ---------------- ----- ------------- ------------ ---------------


======================================== ======================== ================ ===== ============= ============ ===============

Access Person's Name: _________________________________________         Chief Compliance Officer: __________________________________
                                                                        (or his/her designee)
Access Person's Signature: _______________________________________

Date: _________________________                                         Date:________________________


                                    Exhibit C

                             INITIAL HOLDINGS REPORT

This Initial Holdings Report does not need to be completed by an Access Person that: (1) does not have a Beneficial Ownership interest in reportable Securities(8); (2) does not have a brokerage account; and (3) has completed the Personal Account Disclosure Form.

Name: __________________________ Date of Report: ________________________


This Initial Securities Holdings Report must be filed by all Access Persons no later than ten (10) days after such individual becomes an Access Person.

If you are an Access Person, you should include in this Report: (1) the title, number of shares, and principal amount of all Securities in which you have a direct or indirect beneficial interest, and (2) the name of all brokers, dealers or banks with whom you maintain an account in which any securities were held for your direct or indirect benefit.(9) You should include all accounts in which you have a direct or indirect beneficial ownership interest (unless you have no influence or control over such accounts) and all non-client accounts that you manage or with respect to which you give investment or voting advice.

Please describe all reportable securities holdings and securities accounts on the next page. Copies of confirmation statements may be attached to a signed report in lieu of setting forth the information otherwise required. Use additional copies of this form if necessary.

To the best of my knowledge and belief, the answers set out in this Initial Holdings Report are true and correct.


-----------------------------                     -----------------------------
Signature                                         Date Submitted


-----------------------------------------------------------------

The  undersigned,  _________________________,   in  my  capacity  as  the  Chief
Compliance Officer (or his/her designee), hereby certify receipt of this Initial Holdings Report on the _____ day of ____________, 200__.


-----------------------------
Chief Compliance Officer
(or his/her designee)

REPORTABLE SECURITIES(10)

For each reportable Security in which you have a direct or indirect beneficial interest, please list the title and type of Security, exchange ticker symbol or CUSIP number, number of shares, and principal amount of such security.

------------------------------- ---------------------------- ---------------------------- ----------------------------
          Title/Type            Ticker Symbol/CUSIP Number        Number of Shares             Principal Amount
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
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------------------------------- ---------------------------- ---------------------------- ----------------------------
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------------------------------- ---------------------------- ---------------------------- ----------------------------
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------------------------------- ---------------------------- ---------------------------- ----------------------------
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------------------------------- ---------------------------- ---------------------------- ----------------------------
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------------------------------- ---------------------------- ---------------------------- ----------------------------
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------------------------------- ---------------------------- ---------------------------- ----------------------------
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------------------------------- ---------------------------- ---------------------------- ----------------------------
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------------------------------- ---------------------------- ---------------------------- ----------------------------
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------------------------------- ---------------------------- ---------------------------- ----------------------------
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------------------------------- ---------------------------- ---------------------------- ----------------------------
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------------------------------- ---------------------------- ---------------------------- ----------------------------


Do your holdings include:

Securities purchased within the last forty-five (45) days, or the purchase and sale of Securities within the last forty-five (45) days? Yes |_| No |_|

Private placement or limited offering Securities? Yes |_| No |_|

Any Security purchased in an initial public offering? Yes |_| No |_|

       Please attach additional sheets with any other relevant information

In lieu of this report, the Access Person may provide copies of monthly or quarterly brokerage statements reflecting equivalent information, provided the reporting person dates and initials each such statement.

                                    Exhibit D

                          QUARTERLY TRANSACTIONS REPORT

Name: ______________________ Report for Quarter Ended: _________________________

This Quarterly Transaction Report must be filed quarterly, within thirty (30) days after the end of each calendar quarter, by all Access Persons. This report should list all accounts opened by the Access Person during the report period in which Securities are held for the direct or indirect benefit of the Access Person.(11) If you are an Access Person, you must file this report whether or not you opened any accounts or had any reportable transactions for the reporting period. Each report must cover all accounts and Securities in which you have a direct or indirect beneficial ownership interest (unless you have no influence or control over such accounts and/or Securities) and all non-client accounts that you manage or with respect to which you give investment or voting advice.

Did you open any accounts in which Securities are held for your direct or indirect benefit during the above quarter?

Yes  |_|                No  |_|

Did you have Beneficial Ownership of any Securities outside of a brokerage account during the above referenced quarter?

Yes  |_|                No  |_|

Did you have any reportable transactions in Securities during the above referenced quarter?

Yes  |_|                No  |_|

If you answered "Yes" to any question above, please complete the information on the next page. Copies of confirmation statements may be attached to a signed report in lieu of setting forth the information otherwise required. Use additional copies of this form if necessary.

To the best of my knowledge and belief, the answers set out in this Report are true and correct.


-----------------------------                     -----------------------------
Signature                                         Date Submitted
--------------------------------------------------------------------------------

The  undersigned,  _________________________,   in  my  capacity  as  the  Chief
Compliance Officer (or his/her designee), hereby certify receipt of this Initial Holdings Report on the _____ day of ____________, 200__.

-----------------------------
Chief Compliance Officer
(or his/her designee)

REPORTABLE SECURITIES AND ACCOUNTS(12)

For each account in which any Securities were held for your direct or indirect benefit, please list the name, address and contact person of the broker, dealer, or bank with whom the account was established and the date such account was opened.

-------------------------- ----------------------------------- ---------------------- ----------------- ----------------
          Name                          Address                   Contact Person            Date        Account Opened
-------------------------- ----------------------------------- ---------------------- ----------------- ----------------
-------------------------- ----------------------------------- ---------------------- ----------------- ----------------

-------------------------- ----------------------------------- ---------------------- ----------------- ----------------
-------------------------- ----------------------------------- ---------------------- ----------------- ----------------

-------------------------- ----------------------------------- ---------------------- ----------------- ----------------
-------------------------- ----------------------------------- ---------------------- ----------------- ----------------

-------------------------- ----------------------------------- ---------------------- ----------------- ----------------


For each  reportable  Security(s)  in which you have a direct or  indirect  beneficial  interest,  please  list the following information for such Personal Investment Transaction(s) in the Security(s).

---------------------------- ---------------- ------------- -------------- ------------------- ------------ ------------ -----------
 Broker-Dealer and Account    Ticker Symbol   Purchase or      Date of     Interest Rate and    Price of     Number of    Principal
        Title/Type           or CUSIP Number      Sale       Transaction        Maturity        Security      Shares       Amount
      (if applicable)                                                       (if applicable)
---------------------------- ---------------- ------------- -------------- ------------------- ------------ ------------ -----------
---------------------------- ---------------- ------------- -------------- ------------------- ------------ ------------ -----------

---------------------------- ---------------- ------------- -------------- ------------------- ------------ ------------ -----------
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---------------------------- ---------------- ------------- -------------- ------------------- ------------ ------------ -----------

---------------------------- ---------------- ------------- -------------- ------------------- ------------ ------------ -----------
---------------------------- ---------------- ------------- -------------- ------------------- ------------ ------------ -----------

---------------------------- ---------------- ------------- -------------- ------------------- ------------ ------------ -----------


Do your holdings include:

Securities purchased within the last thirty (30) days, or the purchase and sale of Securities within the last thirty (30) days? Yes |_| No |_|

Private placement or limited offering Securities? Yes |_| No |_|

Any Security purchased in an initial public offering? Yes |_| No |_|



       Please attach additional sheets with any other relevant information


In lieu of this page of the report, the Access Person may provide copies of monthly or quarterly brokerage statements reflecting equivalent information, provided the reporting person dates and initials each such statement.

                                    Exhibit E

                ANNUAL (AND QUARTERLY) SECURITIES HOLDINGS REPORT

Name: __________________________ Date of Report: ________________________

This Annual (and Quarterly) Securities Holdings Report must be filed by all Access Persons within thirty (30) days following the end of the calendar year, and the information contained in this report must be current as of a date no more than thirty (30) days before the report is submitted.

Did you open, and/or did you have any accounts in which Securities(13) are held for your direct or indirect benefit during the above referenced calendar year?

Yes  |_|                No  |_|

Did you have Beneficial Ownership of any Securities outside of a brokerage account during the above referenced calendar year?

Yes  |_|                No  |_|

Did you have any reportable transactions in Securities during the calendar quarter (quarter and year ended December 31st)?

Yes  |_|                No  |_|

If you answered "Yes" to either question above, please complete the information on the next page. Copies of brokerage account statements may be attached to a signed report in lieu of setting forth the information otherwise required. Use additional copies of this form if necessary.

To the best of my knowledge and belief, the answers set out in this Annual (and Quarterly) Holdings Report are true and correct.


-----------------------------                     -----------------------------
Signature                                         Date Submitted

----------------------------------------

The  undersigned,  _________________________,   in  my  capacity  as  the  Chief
Compliance Officer (or his/her designee), hereby certify receipt of this Initial Holdings Report on the _____ day of ____________, 200__.

-----------------------------
Chief Compliance Officer
(or his/her designee)

REPORTABLE SECURITIES AND ACCOUNTS(14)

For each account in which any Securities were held for your direct or indirect benefit, please list the name, address and contact person of the broker, dealer, or bank with whom the account was established and the date such account was opened (if within the past year).

------------------------- ----------------------------------- ---------------------- ----------------- ---------------
          Name                         Address                   Contact Person            Date        Account Opened
------------------------- ----------------------------------- ---------------------- ----------------- ---------------
------------------------- ----------------------------------- ---------------------- ----------------- ---------------

------------------------- ----------------------------------- ---------------------- ----------------- ---------------
------------------------- ----------------------------------- ---------------------- ----------------- ---------------

------------------------- ----------------------------------- ---------------------- ----------------- ---------------
------------------------- ----------------------------------- ---------------------- ----------------- ---------------

------------------------- ----------------------------------- ---------------------- ----------------- ---------------


For each reportable Security in which you have a direct or indirect beneficial interest, please list the title and type of Security, exchange ticker symbol or CUSIP number, number of shares, and principal amount of such security.

------------------------------- ---------------------------- ---------------------------- ----------------------------
          Title/Type            Ticker Symbol/CUSIP Number        Number of Shares             Principal Amount
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

Do your holdings include:

Securities purchased within the last thirty (30) days, or the purchase and sale of Securities within the last thirty (30) days? Yes |_| No |_|

Securities purchased within the last calendar quarter, or the purchase and sale of Securities within the last calendar quarter Yes |_| No |_| ? Private placement or limited offering Securities? Yes |_| No |_|

Any Security purchased in an initial public offering? Yes |_| No |_|


Please attach additional sheets with any other relevant information

In lieu of this report, the Access Person may provide copies of brokerage statements reflecting equivalent information, provided the reporting person dates and initials such statements.

                                    Exhibit F

                      INITIAL AND ANNUAL CERTIFICATION FORM

Access Persons shall complete this Initial and Annual Certification Form, upon the initial receipt and review of the Code of Ethics, and on an annual basis.

I hereby certify that: (i) I have read and understand this Code of Ethics; (ii) I recognize that I am subject to this Code of Ethics; (iii) I have complied with all requirements thereof; and (iv) I have disclosed or reported all brokerage accounts, Personal Investment Transactions, and Securities holdings required to be disclosed or reported pursuant to the requirements herein.

Signed: _________________________________

Name: ___________________________________

Date: ___________________________________

-------------------------------------------------------------------------------

The  undersigned,  in my  capacity  as  Chief  Compliance  Officer  (or  his/her
designee)   hereby   certify  the   receipt  of  this  Code  of  Ethics   Annual
Certification.

Signed: _________________________________

Title: __________________________________

Date: ___________________________________

                                    Exhibit G

Prohibited Securities and Personal Investment Transactions:

o Short-Term Trading (thirty (30) day round trip) and Short Selling

o Options and Futures on individual Securities (Options and Futures on indices are permitted)

o Short sales

Securities   Transactions   Requiring   Pre-Clearance  and  Reporting  (Complete
Pre-Clearance Form, Verify Holdings Reports, and have broker deliver Brokerage Statements and Confirms):

o Purchase or sale of an IPO

o Purchase or sale of a Private Placement or Limited Offering

o Purchase or sale of a Security not included in a JNL Fund, which has as its investment objective, the replication of an index of Securities (Non-Index Securities)

o Purchase or sale of a variable product of the Adviser's affiliate (i.e. JNL Variable Annuity)

o Prudential plc Securities (NYSE: PUK)

o Purchase or sale of Montgomery Street Income Securities, Inc. (NYSE: MTS)

Securities Transactions Subject to Reporting Requirements but not Subject to Pre-Clearance Requirements (Verify Holdings Reports, Brokerage Statements, and Confirms):

o Purchases or sales of Securities that are non-volitional on the part of the Access Person (i.e. dividend stock distribution, or stock split)

o Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired

o Purchase or sales of Securities which at the time of such purchase or sale, are included in a JNL Fund, which has as its investment objective, the replication of an index of Securities

o Purchases or sales of ETFs

o Purchase or sale of a JNL Fund

o Purchase and sale of the Funds (Reportable Funds) in the Qualified Retirement Plan (note: the CCO receives copies of 401k transactions and Access Persons do not have to provide specific information, unless requested). However, such trading in the Qualified Retirement Plan may become subject to pre-clearance.

Securities Transaction not Subject to Pre-Clearance and Reporting:

o Purchase or sale of shares of registered open-end investment companies (i.e., mutual funds) that are unaffiliated with the Funds or the Adviser

o Purchase or sale of shares of money market funds or money market instruments as may be designated by the Board

o Purchase or sale of any unit investment trust that is invested exclusively in one or more open-end investment companies (i.e., mutual funds) that are unaffiliated with the Funds or its Adviser o Purchase or sale of direct obligations of the Government of the United States o Purchase or sale of bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements o Purchase or sale of shares effected for any account over which such person does not have any direct or indirect influence (i.e. non-discretionary trust fund, discretionary investment advisory account managed by a third-party) o Purchase or sale pursuant to an Automatic Investment Plan, however, any transaction that overrides the pre-set schedule or allocations of such Automatic Investment Plan may require pre-clearance and may be included in a the other reporting requirements

                                    Exhibit H

                                 CODE OF ETHICS

                               Supervised Persons

                                [GRAPHIC OMITTED]

                                     Access
                                     Persons

ACCESS PERSONS -Includes directors, trustees, managers, officers, employees, and those who obtain (have "access" to) information about Funds' purchase or sale of Securities and/or portfolio holdings in the course of their normal work. Everyone who is subject to the Code of Ethics is an Access Person, and every Access Person is subject to the Code of Ethics.

SUPERVISED PERSONS - Includes directors, officers, trustees, managers, and employees of the Funds and the Adviser (and as applicable, the Distributor), and any other person who provides advice on behalf of the Adviser and is subject to the Adviser's supervision and control.

                                    Exhibit I

                  Sample Brokerage Account Letter (407 Letter)

(date)

VIA FACSIMILE to _____________________ (if appropriate)

Firm Name
Attn: Compliance Department
Street Address
City, ST  01234

RE:   Name of Rep (if appropriate)
      Account Number(s) (or SS#): xxxx xxxxx

Dear Sir or Madam:

It has come to our attention that the above-employee of our firm, Jackson National Asset Management, LLC ("JNAM"), has requested permission to maintain (or open) certain brokerage account(s) with your firm.

In accordance with JNAM's "Code of Ethics," related to transactions for, or by, "Access Persons," JNAM has no objection to this individual maintaining brokerage account(s) with your firm. However, please send a copy of each account's statements and confirmations to:

Attn:  Steve Fredricks
Chief Compliance Officer
Jackson National Asset Management, LLC
225 West Wacker Drive, Suite 1200
Chicago, IL 60606

If you have  any  questions,  please  do not  hesitate  to  contact  me at (517)
367-3351.

Sincerely,


---------------------------------
Chief Compliance Officer

cc:  (Name of Rep)





--------

(1) For the purpose of the Funds, the term "Shareholder" shall be deemed to include owners of variable annuity contracts and variable life insurance policies funded through separate accounts investing in the Funds, and also includes the participants in the JNL Qualified Plans.

(2) "Federal Securities Laws" is generally understood to include the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Sarbanes-Oxley Act of 2002, the 1940 Act, the Advisers Act, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the SEC under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted thereunder by the SEC or the Department of the Treasury.

(3) If other than a market order, please describe any proposed limits.

(4) For purposes of this question, "affiliate" includes: (i) any entity that directly or indirectly owns, controls, or holds with the power to vote 5% or more of the outstanding voting Securities of the issuer, and (ii) any entity under common control with the issuer.

(5) A "professional relationship" includes, for example, the provision of legal counsel or accounting services. A "business relationship" includes, for example, the provision of consulting services or insurance coverage.

(6) Material non-public information is more fully described in JNAM's Insider Trading Policies and Procedures.

(7) Facts that would be responsive to this question include, for example, the receipt of "special favors" from a stock promoter, such as participation in a private placement or initial public offering, as an inducement to purchase other Securities. Another example would be investment in Securities of a limited partnership that in turned owned warrants of a company formed for the purpose of effecting a leveraged buyout. The foregoing are only examples or pertinent facts, and do not limit the types of facts that may be responsive to this question.

(8) As used in this Initial Holdings Report, a reportable Security does not include the JNL 401K or retirement plan. Therefore, Access Persons that participate in the JNL retirement plan do not need to report ownership of plan holdings on this report.

(9) The terms "Access Person" and "Security" are defined in the Code of Ethics.

(10) This Report shall not be construed as an admission by the person making such Report that he/she has any direct or indirect beneficial interest in the security or securities to which the Report relates.

(11) The terms "Access Person" and "Security" are defined in the Code of Ethics. As used in this Quarterly Transactions Report, a reportable Security does not include the JNL 401K or retirement plan. Therefore, Access Persons that participate in the JNL retirement plan do not need to report ownership of plan holdings on this report.

(12) This Report shall not be construed as an admission by the person making such Report that he/she has any direct or indirect beneficial interest in the security or securities to which the Report relates.

(13) The terms "Access Person" and "Security" are defined in the Code of Ethics. As used in this Annual (and Quarterly) Holdings Report, a reportable Security does not include the JNL 401K or retirement plan. Therefore, Access Persons that participate in the JNL retirement plan do not need to report ownership of plan holdings on this report. (14) This Report shall not be construed as an admission by the person making such Report that he/she has any direct or indirect beneficial interest in the security or securities to which the Report relates.